EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amended Annual Report of Energy Exploration Technologies (the “Company”) on Form 10-K/A for the period ended December 31, 2004 as filed with the Securities and Exchange Commission on the date here of (the “Report”), I, Jarmila Manasek, VP Finance - principal financial officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2005	By:	/s/ Jarmila Manasek Name: Jarmila Manasek Title: VP Finance - principal financial officer